SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 October 5, 2000
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                Date of Report (Date of earliest event reported)

                             Macrovision Corporation
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             (Exact name of Registrant as specified in its charter)

         Delaware                  000-22023                77-0156161
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 (State of incorporation)   (Commission file number)     (I.R.S. Employer
                                                        Identification No.)

                               1341 Orleans Drive
                           Sunnyvale, California 94089
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          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
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              (Registrant's telephone number, including area code)

ITEM 5: OTHER EVENTS

      On October 5, 2000, Macrovision Corporation (the "Registrant") acquired the assets of Manchester (UK)-based Productivity through Software plc (PtS) which are applicable to PtS' license management business. A copy of the press release issued by the Registrant on October 5, 2000 concerning the PtS transaction is filed herewith as Exhibit 99.1 and are incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Exhibits

            99.1 Press Release of Registrant dated October 5, 2000, announcing Registrant's acquisition of the assets of PtS which are applicable to PtS' license management business.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MACROVISION CORPORATION


                                  By: /s/ Ian R. Hailfax
                                      ------------------------------------------
Date: October 13, 2000                Ian R. Halifax
                                      Vice President, Finance and Administration
                                        and Chief Financial Officer


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